As filed with the Securities and Exchange Commission on July 12, 2005

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|X|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to Rule 14a-12

MUNIHOLDINGS FUND, INC.
MUNIHOLDINGS INSURED FUND, INC.
DEBT STRATEGIES FUND, INC.
SENIOR HIGH INCOME PORTFOLIO, INC.
FLOATING RATE INCOME STRATEGIES FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

|_|	Fee paid previously with preliminary materials:

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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MUNIHOLDINGS FUND, INC.
MUNIHOLDINGS INSURED FUND, INC.
DEBT STRATEGIES FUND, INC.
SENIOR HIGH INCOME PORTFOLIO, INC.
FLOATING RATE INCOME STRATEGIES FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2005

TO THE STOCKHOLDERS OF
       MUNIHOLDINGS FUND, INC.
       MUNIHOLDINGS INSURED FUND, INC.
       DEBT STRATEGIES FUND, INC.
       SENIOR HIGH INCOME PORTFOLIO, INC.
       FLOATING RATE INCOME STRATEGIES FUND, INC.:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	For all Funds: To elect a Board of Directors of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal;

(2)	For Senior High Income Portfolio, Inc.: To consider and act upon a proposal to amend a fundamental investment restriction of the Fund with respect to investment in other investment companies; and

(3)	For all Funds: To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Each Fund’s Board has fixed the close of business on June 24, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of MuniHoldings Fund, Inc., MuniHoldings Insured Fund, Inc., Debt Strategies Fund, Inc., Senior High Income Portfolio, Inc. and Floating Rate Income Strategies Fund, Inc.

Plainsboro, New Jersey Dated: July 12, 2005

SUBJECT TO COMPLETION
PRELIMINARY COMBINED PROXY STATEMENT
DATED JULY 12, 2005

MUNIHOLDINGS FUND, INC.
MUNIHOLDINGS INSURED FUND, INC.
DEBT STRATEGIES FUND, INC.
SENIOR HIGH INCOME PORTFOLIO, INC.
FLOATING RATE INCOME STRATEGIES FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETINGS OF STOCKHOLDERS

AUGUST 23, 2005

        The Funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund	Term Used in this Combined Proxy Statement

MuniHoldings Fund, Inc.	MuniHoldings
MuniHoldings Insured Fund, Inc.	MuniHoldings Insured
Debt Strategies Fund, Inc.	Debt Strategies
Senior High Income Portfolio, Inc.	SHIP
Floating Rate Income Strategies Fund, Inc.	FRIS

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2005 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is July 22, 2005.

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

        1. “FOR” the election of the Director nominees of each Fund; and

        2. “FOR” approval of the proposed amendment to the fundamental investment restriction for SHIP.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on June 24, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and Auction Market Preferred Stock (“AMPS”), if applicable, indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or five percent or more of the outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Common Stock and AMPS, if applicable, of each Fund.

        The Board of Directors of each Fund knows of no business other than what is mentioned in Items 1 and 2, as applicable, of the Notice of Meeting that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The stockholders solicited and entitled to vote on Items 1 and 2 are outlined in the following chart:

Fund	Item 1	Item 2

MuniHoldings	Yes*	No
MuniHoldings Insured	Yes*	No
Debt Strategies	Yes	No
SHIP	Yes	Yes
FRIS	Yes	No

*	Only holders of AMPS are entitled to vote on the election of the two AMPS Directors. The holders of Shares of Common Stock and AMPS are entitled to vote on the election of the remaining Directors. See “Item 1. Election of Directors” and “Additional Information — Quorum and Vote Required.”

ITEM 1. ELECTION OF DIRECTORS

        At the Meetings, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are Robert C. Doll, Jr., Ronald W. Forbes, Cynthia A. Montgomery, Jean Margo Reid, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg (collectively, the “Director Nominees”).

        It is intended that all properly executed proxies of the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Director Nominees listed in the chart below under “AMPS Director Nominees” to be elected by the holders of AMPS, and all properly executed proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted “FOR” the Director Nominees listed in the chart below under “Other Director Nominees” to be elected by the holders of shares of Common Stock and AMPS.

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Fund	AMPS Director Nominees	Director Nominees to be Elected by Holders of AMPS and Common Stock

MuniHoldings	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg
MuniHoldings Insured	Forbes, West	Doll, Montgomery, Reid, Suddarth, Zinbarg
Debt Strategies	N/A	Doll, Forbes, Montgomery, Reid, Suddarth, West, Zinbarg
SHIP	N/A	Doll, Forbes, Montgomery, Reid, Suddarth, West, Zinbarg
FRIS	N/A	Doll, Forbes, Montgomery, Reid, Suddarth, West, Zinbarg

        The Board of each Fund knows of no reason why any of the Director Nominees listed above for any Fund will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

        Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds** and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr. (50)††	President and Director	President and Director* of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	125 registered investment companies consisting of 169 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with Merrill Lynch Investment Managers, L.P. (“MLIM”), FAM, Princeton Services and Princeton Administrators.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in each Fund’s respective by-laws, or charter or by statute, or until December 31 of the year in which he turns 72.
**	The complex of funds advised by FAM and MLIM.

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        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act, of any Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) with respect to each Fund (sometimes referred to herein as “non-interested Directors” or “non-interested Director Nominees”) is set forth below.

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships

Ronald W. Forbes (64)*	Director	Director of each Fund since the year listed in Exhibit B.	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	48 registered investment companies consisting of 51 portfolios	None

Cynthia A. Montgomery (52)**	Director	Director of each Fund since the year listed in Exhibit B.	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School of Publishing since 2005.	48 registered investment companies consisting of 51 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Jean Margo Reid (59)	Director	Director of each Fund since the year listed in Exhibit B.	Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.	48 registered investment companies consisting of 51 portfolios	None

Roscoe S. Suddarth (69)	Director	Director of each Fund since the year listed in Exhibit B.	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	48 registered investment companies consisting of 51 portfolios	None

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Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships

Richard R. West (67)	Director	Director of each Fund since the year listed in Exhibit B.	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	48 registered investment companies consisting of 51 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (70)	Director	Director of each Fund since the year listed in Exhibit B.	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	48 registered investment companies consisting of 51 portfolios	None

†	The address of each non-interested Director Nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
††	Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Funds’ respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
*	Chairman of each Fund’s Board and Audit Committee.
**	Chairman of each Fund’s Nominating Committee.

Committees and Board Meetings

        The Board of each Fund maintains two standing board committees, the Audit Committee and the Nominating Committee. Currently, all of the non-interested Directors are members of each Fund’s Audit Committee. The Nominating Committee currently consists of two of the non-interested Directors, Ms. Montgomery and Mr. Zinbarg. During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the fiscal year. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent

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registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto.

        Each Fund has adopted a written Charter for the Audit Committee, a copy of which was last filed as an exhibit to the Funds’ Combined Proxy Statement during the fiscal year ended in 2004. Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for Debt Strategies, SHIP and FRIS, and from Ernst & Young LLP (“E&Y”), independent registered public accounting firm for MuniHoldings and MuniHoldings Insured. Each Audit Committee has discussed with D&T or E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of those accountants.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any of the Funds. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2005 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever

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source using the same standard. The Board of each Fund has adopted a written Charter for the Nominating Committee a copy of which was last filed as an exhibit to the Funds’ Combined Proxy Statement during the fiscal year ended in 2004. The nomination of Ms. Reid was recommended to the Nominating Committee by a non-interested Director.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Fund Director; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy.

Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information — Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2004 Annual Meetings of Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject

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to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators. Effective January 1, 2005, Mr. Doll was elected the President of each Fund by the Fund’s Board.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. MuniHoldings and MuniHoldings Insured each pay each non-interested Director a combined fee of $3,800 per year plus a fee of $150 for each in-person Board meeting attended and $150 for each in person Audit Committee meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. Debt Strategies, SHIP, and FRIS each pay each non-interested Director a combined fee of $4,400 per year plus a fee of $325 for each in person Board meeting attended and $325 for each in person Audit Committee meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. The Chairman of each Fund’s Audit Committee receives an additional annual fee of $1,429.

        Information relating to (i) the aggregate fees and expenses paid by each Fund to its non-interested Directors during the Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement and (ii) the compensation received by each non-interested Director from each Fund and from all MLIM/FAM-advised funds. is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds

        Information relating to the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

        Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Director Nominee: (i) the number of shares of Common Stock and AMPS of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of equity securities owned in all MLIM/FAM-advised funds.

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        As of the Record Date, no non-interested Director or nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” each of the Director Nominees.

ITEM 2. APPROVAL OF CHANGE TO FUNDAMENTAL INVESTMENT RESTRICTION

        The Board of SHIP has approved, and recommends that SHIP’s stockholders approve, the amendment to its investment restriction prohibiting investment in other investment companies, except under certain circumstances. The investment restriction is a fundamental policy of SHIP and may not be changed without stockholder approval.

        The investment restriction as proposed to be amended is set forth below. The language to be added appears in bold face type.

        The Fund may not:

        Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of money market funds advised by the Investment Adviser or its affiliates (as defined in the Investment Company Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

        SHIP has adopted a fundamental investment restriction that provides that it may not invest in other investment companies except under certain specified circumstances. You are being asked to approve changes to that fundamental investment restriction that would allow SHIP to invest in other investment companies by purchasing shares of money market funds advised by the Investment Adviser and its affiliates as permitted by an exemptive order issued to SHIP by the SEC (the “SEC Order”). This change will make it possible for SHIP, in the future, to invest cash balances, including any cash collateral received in securities lending activities and cash that is otherwise not invested in portfolio securities, in affiliated money market funds pursuant to conditions imposed by the SEC Order. Uninvested cash might arise from a variety of sources including dividend or interest payments, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments or liquidation of portfolio securities. Any such investment will be on the same terms and on the same basis as other stockholders in such money market funds, except that shares of money market funds sold to and redeemed by SHIP will not be subject to a sales load, redemption fee, distribution fee under a Rule 12b-1 plan or a service fee, and if the shares are subject to any such fee, the Investment Adviser will waive its advisory fee in an amount necessary to offset the amount of any such fees incurred. The SEC Order permits SHIP to invest up to 25% of its total assets in an affiliated money market fund. If the proposed amendment is adopted, SHIP will interpret the amended restriction in light of the existing SEC Order or as it may be amended in the future.

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        The Board of SHIP believes that investment in affiliated money market funds would provide SHIP with an efficient and cost-effective means of investing uninvested cash balances and cash collateral.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of the change to the fundamental investment restriction.

        The Board of Directors of SHIP recommends that stockholders vote FOR the proposal to amend the Fund’s fundamental investment restriction regarding investing in other investment companies.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of Common Stock and AMPS of the Funds.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus aggregate out-of-pocket expenses of approximately $750.

Quorum

        For MuniHoldings, MuniHoldings Insured, Debt Strategies and FRIS one-third of the Fund’s shares of Common Stock and AMPS, as applicable, entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum and for SHIP, a majority of the Fund’s shares of Common Stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. With respect to MuniHoldings and MuniHoldings Insured, the quorum requirements must be met for each Fund’s shares of Common Stock and AMPS, each voting separately as a class.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Common Stock and AMPS, as applicable, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

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Voting Requirement

        In the case of MuniHoldings and MuniHoldings Insured, holders of AMPS, voting separately as a class, are entitled to elect the two AMPS Directors designated herein and holders of shares of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. In the case of Debt Strategies, SHIP and FRIS, holders of shares of Common Stock are entitled to elect all Directors.

        Assuming a quorum is present, approval of Item 1. Election of Directors will require the affirmative vote of stockholders holding at least the percentage of Shares of Common Stock and AMPS indicated in the chart below. As used in the chart below, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The vote required for approval of Item 2 (applicable only to SHIP) is the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares (an “Investment Company Act Majority”).

Fund	Election of AMPS Directors	Election of Other Directors

MuniHoldings	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock and AMPS, voting together as a single class

MuniHoldings Insured	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock and AMPS, voting together as a single class

Debt Strategies	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock

SHIP	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock

FRIS	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock

        All shares of Common Stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares of Common Stock and AMPS will be voted:

        1. “FOR” the Director Nominees; and

        with respect to properly executed proxies submitted by stockholders of SHIP:

        2. “FOR” the approval of an amendment to a fundamental investment restriction.

11

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to the shares of Common Stock of SHIP, broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to the amendment to the fundamental investment restriction (Item 2). MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, with respect to the election of Directors (Item 1) it will do so with respect to shares of Common Stock and AMPS in the same proportion as the votes received from beneficial owners of those shares of Common Stock and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund. For SHIP, abstentions and broker non-votes will have the same effect as a vote against Item 2.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the shares of Common Stock and AMPS represented by properly executed proxies according to their best judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        D&T has been selected as the independent registered public accounting firm for Debt Strategies, SHIP and FRIS. E&Y has been selected as the independent registered public accounting firm for MuniHoldings and MuniHoldings Insured. D&T and E&Y, in accordance with Independence Standards Board Standard No. 1, have confirmed to each Fund’s Audit Committee that they are the independent registered public accounting firms with respect to the Funds. The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

12

        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

Fees for audit and non-audit services provided directly to the Fund:

	Independent Registered Public Accounting Firm	Audit Fees ($)			Audit-Related Fees ($)					Tax Fees ($)					All Other Fees ($)

Fund		2005	2004	2003	2005		2004		2003	2005		2004		2003	2005	2004	2003

MuniHoldings	E&Y	32,000	31,500	N/A	3,500	#	3,000	#	N/A	5,700	**	5,200	**	N/A	0	0	N/A
MuniHoldings Insured	E&Y	32,000	31,500	N/A	3,500	#	3,000	#	N/A	5,700	**	5,200	**	N/A	0	0	N/A
Debt Strategies	D&T	43,000	38,900	N/A	7,500	*	7,500	*	N/A	5,700	**	5,200	**	N/A	0	0	N/A
SHIP	D&T	39,000	35,900	N/A	7,500	**	7,500	*	N/A	5,700	**	5,200	**	N/A	0	0	N/A
FRIS	D&T	N/A	43,100	N/A	N/A		0		N/A	N/A		5,200	**	N/A	N/A	0	N/A

#	Agreed upon compliance procedures with respect to the Fund’s AMPS.
*	Agreed upon procedures associated with Monthly Sellers Reports for 2004.
**	Tax compliance services associated with reviewing the Fund’s tax returns.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

	Independent Registered Public Accounting Firm
		Audit-Related Fees ($)						Tax Fees ($)			All Other Fees ($)

Fund		2005		2004		2003		2005	2004	2003	2005	2004		2003

MuniHoldings	E&Y	0		0		N/A		0	0	N/A	0	0		N/A
MuniHoldings Insured	E&Y	0		0		N/A		0	0	N/A	0	0		N/A
Debt Strategies	D&T	945,000	*	485,500	*	N/A		0	0	N/A	0	56,140	**	N/A
SHIP	D&T	945,000	*	485,500	*	N/A		0	0	N/A	0	56,140	**	N/A
FRIS	D&T	N/A		945,000	*	485,500	*	N/A	0	0	N/A	0		56,140**

*	Primarily related to examinations of internal control and investment management performance returns at Affiliated Service Providers.
**	Primarily associated with project management of non-financial service systems implementations.

13

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)

Fund		2005		2004		2003

MuniHoldings	E&Y	2,948,450	*	2,942,050	*	N/A
MuniHoldiding Insured	E&Y	2,948,450	*	2,942,050	*	N/A
Debt Strategies	D&T	12,004,727	**	17,851,064	**	N/A
SHIP	D&T	12,004,727	**	17,851,064	**	N/A
FRIS	D&T	N/A		15,864,036	**	18,860,084	**

*	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.
**	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

        Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g. unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

14

        Other. Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

        If a stockholder of any Fund (with the exception of FRIS and SHIP, for which information is provided in the next paragraph) intends to present a proposal at the 2006 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in August 2006, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by March 15, 2006. The persons named as proxies in the proxy materials for the 2006 Annual Meeting of Stockholders for each of the Funds (except FRIS and SHIP) may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 8, 2006. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        FRIS and SHIP each expects to hold its next Annual Meeting of Stockholders in August 2006. Proposals of stockholders intended to be presented at the meetings must be received by the applicable Fund by March 15, 2006 for inclusion in the Fund’s proxy statement and form of proxy for that meeting. The By-laws of FRIS and SHIP generally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Notice of any such business must be in writing and received at the applicable Fund’s principal executive office during the period from April 24, 2006 to May 24, 2006.

        Written proposals and notices should be sent to the Secretary of the applicable Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of MuniHoldings Fund, Inc., MuniHoldings Insured Fund, Inc., Debt Strategies Fund, Inc., Senior High Income Portfolio, Inc. and Floating Rate Income Strategies Fund, Inc.

Dated: July 12, 2005

15

        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

				Shares Outstanding as of the Record Date

Fund	Fiscal Year End	State of Organization	Meeting Time	Common Stock	AMPS

MuniHoldings	April 30	MD	9:30 A.M.	13,816,625	4,400
MuniHoldings Insured	April 30	MD	9:45 A.M.	12,867,541	5,360
Debt Strategies	February 28	MD	10:00 A.M.	105,570,363	N/A
SHIP	February 28	MD	10:15 A.M.	55,740,573	N/A
FRIS	August 31	MD	10:30 A.M.	18,298,439	N/A

Board and Committee Meetings

        Set forth in the table below is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee

Fund	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	No. of Meetings Held*	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)

MuniHoldings	4	1,900	150	4	1,900	150	1	0	33,276
MuniHoldings Insured	4	1,900	150	4	1,900	150	1	0	33,276
Debt Strategies	4	2,200	325	4	2,200	325	1	0	45,853
SHIP	4	2,200	325	4	2,200	325	1	0	45,787
FRIS	4	2,200	325	4	2,200	325	1	0	40,568	†

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Chairman of the Audit Committee.
†	For the period October 31, 2003 (commencement of operations) to August 31, 2004.

A-1

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Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	MuniHoldings	MuniHoldings Insured	Debt Strategies	SHIP	FRIS

Doll	2005	2005	2005	2005	2005
Forbes	1997	1998	1997	1993	2003
Montgomery	1997	1998	1997	1995	2003
Reid	2004	2004	2004	2004	2004
Suddarth	2000	2000	2000	2000	2003
West	1997	1998	1997	1993	2003
Zinbarg	2000	2000	2000	2000	2003

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding the compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year end, the aggregate compensation paid by MLIM/FAM-advised funds to the non-interested Directors for the calendar year ended December 31, 2004.

						Aggregate Compensation from Funds and Other MLIM/FAM- Advised Funds($)
	Compensation from the Fund ($)#

Name	MuniHoldings	MuniHoldings Insured	Debt Strategies	SHIP	FRIS

Ronald W. Forbes*	6,107	6,107	8,107	8,107	6,283	284,833
Cynthia A. Montgomery	5,000	5,000	7,000	7,000	5,617	248,833
Jean Margo Reid##	3,133	3,133	3,500	3,500	0	142,733
Kevin A. Ryan**	3,433	3,433	5,617	5,617	5,617	181,317
Roscoe S. Suddarth	5,000	5,000	7,000	7,000	5,617	248,833
Richard R. West	5,000	5,000	7,000	7,000	5,617	248,833
Edward D. Zinbarg	5,000	5,000	7,000	7,000	5,617	248,833

*	Chairman of each Fund’s Board and Audit Committee.
**	Mr. Ryan retired as a Director effective January 1, 2005.
#	No pension or retirement benefits are accrued as part of Fund expenses.
##	Ms. Reid became a Director effective August 19, 2004.

B-1

Ownership of Shares of Common Stock and AMPS by Director Nominees as of the Record Date

Director-Nominee	Fund	Common Stock	AMPS	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all MLIM/FAM- Advised Funds overseen by each Director Nominee

Interested Director:
Robert C. Doll, Jr.	MuniHoldings	None	None	None	over $100,000
	MuniHoldings Insured	None	None	None
	Debt Strategies	None	N/A	None
	SHIP	None	N/A	None
	FRIS	None	N/A	None

Non-Interested Directors:
Ronald W. Forbes	MuniHoldings	1,588	None	$10,001 - $50,000	over $100,000
	MuniHoldings Insured	None	None	None
	Debt Strategies	1,855	N/A	$10,001 - $50,000
	SHIP	857	N/A	$1 - $10,000
	FRIS	575	N/A	$10,001 - $50,000

Cynthia A. Montgomery	MuniHoldings	None	None	None	over $100,000
	MuniHoldings Insured	None	None	None
	Debt Strategies	None	N/A	None
	SHIP	None	N/A	None
	FRIS	None	N/A	None

Jean Margo Reid	MuniHoldings	None	None	None	over $100,000
	MuniHoldings Insured	None	None	None
	Debt Strategies	None	N/A	None
	SHIP	None	N/A	None
	FRIS	None	N/A	None

Roscoe S. Suddarth	MuniHoldings	None	None	None	over $100,000
	MuniHoldings Insured	None	None	None
	Debt Strategies	638	N/A	$1 - $10,000
	SHIP	808	N/A	$1 - $10,000
	FRIS	None	N/A	None

Richard R. West	MuniHoldings	None	None	None	over $100,000
	MuniHoldings Insured	None	None	None
	Debt Strategies	638	N/A	$1 - $10,000
	SHIP	800	N/A	$1 - $10,000
	FRIS	24,650	N/A	over $100,000

Edward D. Zinbarg	MuniHoldings	None	None	None	over $100,000
	MuniHoldings Insured	None	None	None
	Debt Strategies	None	N/A	None
	SHIP	None	N/A	None
	FRIS	None	N/A	None

B-2

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Positions Held in Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr.† (50)	President and Director of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	125 registered investment companies consisting of 169 portfolios	None

Donald C. Burke (45)	Treasurer of each Fund, except FRIS, since 1999 and of FRIS since 2003; Vice President of each Fund as follows: MuniHoldings since 1997; MuniHoldings Insured since 1998; Debt Strategies since 1997; SHIP since 1994; and FRIS since 2003.	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	129 registered investment companies consisting of 173 portfolios	None

Kenneth A. Jacob (54)	Senior Vice President of MuniHoldings and MuniHoldings Insured since 2002.	Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	38 registered investment companies consisting of 50 portfolios	None

C-1

Name, Address* and Age	Positions Held in Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships

John M. Loffredo (41)	Senior Vice President of MuniHoldings and MuniHoldings Insured since 2002.	Managing Director of MLIM since 2000 and Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	39 registered investment companies consisting of 51 portfolios	None

Robert A. DiMella, CFA (38)	Vice President of MuniHoldings and MuniHoldings Insured since 1999.	Managing Director of MLIM since 2004; Director (Tax-Exempt Fund Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2001.	6 registered investment companies consisting of 5 portfolios	None

Joseph Matteo (41)	Vice President and Portfolio Manager of FRIS since 2003.	Director of MLIM since 2001; Vice President of MLIM from 1997 to 2001.	6 registered investment companies consisting of 2 portfolios	None

Kevin Booth (51)	Vice President and Portfolio Manager of Debt Strategies and SHIP since 2001.	Director of MLIM since 1998; Vice President of MLIM from 1991 to 1998.	4 registered investment companies consisting of 4 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer of each Fund since 2004.	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington D.C. from 1990 to 1995.	130 registered investment companies consisting of 174 portfolios	None

C-2

Name, Address* and Age	Positions Held in Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships

Alice A. Pellegrino (45)	Secretary of each Fund since 2004.	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	126 registered investment companies consisting of 170 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

C-3

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COMMON STOCK

MUNIHOLDINGS FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Cynthia A. Montgomery 03) Jean Margo Reid 04) Roscoe S. Suddarth 05) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Ronald W. Forbes 03) Cynthia A. Montgomery 04) Jean Margo Reid 05) Roscoe S. Suddarth 06) Richard R. West 07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNIHOLDINGS INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Cynthia A. Montgomery 03) Jean Margo Reid 04) Roscoe S. Suddarth 05) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS INSURED FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of MuniHoldings Insured Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Ronald W. Forbes 03) Cynthia A. Montgomery 04) Jean Margo Reid 05) Roscoe S. Suddarth 06) Richard R. West 07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

DEBT STRATEGIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Debt Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Ronald W. Forbes 03) Cynthia A. Montgomery 04) Jean Margo Reid 05) Roscoe S. Suddarth 06) Richard R. West 07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SENIOR HIGH INCOME PORTFOLIO, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Senior High Income Portfolio, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEMS 1 AND 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote Items 1 and 2 as marked, or if not marked, to vote “FOR” Items 1 and 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Ronald W. Forbes 03) Cynthia A. Montgomery 04) Jean Margo Reid 05) Roscoe S. Suddarth 06) Richard R. West 07) Edward D. Zinbarg

2.	Proposal to approve an amendment to the Fund’s fundamental investment restriction.	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

FLOATING RATE INCOME STRATEGIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Floating Rate Income Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) Robert C. Doll, Jr. 02) Ronald W. Forbes 03) Cynthia A. Montgomery 04) Jean Margo Reid 05) Roscoe S. Suddarth 06) Richard R. West 07) Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:____________________________________

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.